Exhibit 10.79

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

EXECUTION VERSION

AMENDMENT NO. 3

to the

MASTER REPURCHASE AGREEMENT

Dated as of May 11, 2015,

among

CALIBER HOME LOANS, INC.,

BARCLAYS BANK PLC,

and

SUTTON FUNDING LLC

This AMENDMENT NO. 3 (this “Amendment”) is made this 13th day of May, 2016 (the “Amendment Effective Date”), among CALIBER HOME LOANS, INC., as seller (“Seller”), BARCLAYS BANK PLC, as a purchaser and as agent (“Barclays” or “Agent”) and SUTTON FUNDING LLC, as a purchaser (“Sutton” or a “Purchaser,” and collectively with Barclays, the “Purchasers”), to the Master Repurchase Agreement, dated as of May 11, 2015, between Seller, Barclays, and Sutton, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Seller and the Purchasers have agreed to amend the Agreement to make certain changes thereto, each as more specifically set forth herein; and

WHEREAS, as of the date hereof, Seller represents to Purchasers that Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and that no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.    Amendments. Effective as of the date hereof:

(a)    Section 2(a) of the Agreement is hereby amended by deleting the definitions of “Aged Mortgage Loan” and “Maturity Date” in their entirety and replacing them with the following, respectively:

“Aged Mortgage Loan” means (v) any Jumbo Mortgage Loan subject to a Transaction (whether or not continuous) for which the related Origination Date is longer than [***] from the date of any determination, (w) a Wet-Ink Mortgage Loan, which is subject to Transactions (whether or not continuous) for more than [***], (x) any Agency Eligible Mortgage Loan or Special Purpose Loan subject to a Transaction (whether or not continuous) for which the related Origination Date is longer than [***] from the date of any determination, (y) a Modified Loan for which the time between the date on which the modification of such Modified Loan was finalized and the trial period concluded and any date of determination by Purchaser is more than [***], or (z) an FHA Buyout Loan for which the time between the initial Purchase Date for such FHA Buyout Loan and date in which the foreclosure of such FHA Buyout has commenced is more than [***].

“Maturity Date” means May 12, 2017.

(b)    Section 14(g)(i)(A)(1) of the Agreement is hereby amended in its entirety to read as follows (bold language added for emphasis):

On or prior to the last Business Day in March following the end of each fiscal year of Seller, the consolidated audited balance sheets of Seller and its consolidated Subsidiaries, which will be in conformity with GAAP, and the related consolidated audited statements of income and changes in equity showing the financial condition of Seller and its consolidated Subsidiaries as of the close of such fiscal year and the results of operations during such year, and consolidated audited statements of cash flows, as of the close of such fiscal year, setting forth, in each case, in comparative form the corresponding figures for the preceding year. The foregoing consolidated financial statements are to be reported on by, and to carry the unqualified report (acceptable in form and content to Purchaser and Agent) of, an independent public accountant of national standing acceptable to Purchaser and Agent and are to be accompanied by a letter of management in form and substance acceptable to Purchasers and Agent;

(c)    Section 14(g)(ii)(E) of the Agreement is hereby amended in its entirety to read as follows:

To the extent that Seller is obligated under any other warehouse lending arrangement to comply with financial covenants that are either (i) more favorable to the lender under such arrangement, or (ii) more restrictive of the borrower thereunder, Seller shall provide Agent with written notice of such more favorable or restrictive financial covenants within five (5) Business Days of its knowledge of the same. In addition such notice shall describe in reasonable detail such more favorable or restrictive financial covenants.

(d)    Subclause (iv) of clause (mm) set forth in Exhibit B of the Agreement is hereby amended in its entirety to read as follows:

(iv)     Such Mortgage Loan is supported by documentation that evidences compliance with 12 CFR 1026.43 (c)(2) and 12 CFR 1026.43 (e), or with respect to any FHA Mortgage Loan or VA Mortgage Loan, such Mortgage Loan is supported by documentation that evidences compliance with 24 CFR 203.19 or 38 CFR 36.4300, respectively.

SECTION 2.     Condition Precedent; Effectiveness. As a condition precedent to the effectiveness of this Amendment and the Amendment Number Two to the Pricing Side Letter, Agent on behalf of the Purchasers shall have received from Seller a renewal fee in an amount equal to $[***] (the “2016 Renewal Fee”) in immediately available funds, and without deduction, set-off or counterclaim in accordance with Barclays’ Wire Instructions no later than the Amendment Effective Date. The 2016 Renewal Fee shall be deemed non-refundable and fully earned on the Amendment Effective Date. In addition, as a condition precedent to the effectiveness of this Amendment, the Agent, on behalf of the Purchasers, shall have received counterparts hereof duly executed by each of the parties hereto.

SECTION 3.     Fees and Expenses. Seller agrees to pay the reasonable out of pocket costs and expenses incurred by the Agent and the Purchasers in connection with this Amendment (including all reasonable fees and out of pocket costs and expenses of Purchasers’ legal counsel) in accordance with Section 23 of the Agreement.

Caliber- Barclays - Amendment No. 3 to Master Repurchase Agreement - Page 2

SECTION 4.     Representations. Seller hereby represents to Purchasers and the Agent that as of the date hereof and taking into account the terms of this Amendment, Seller is in compliance in all respects with the terms and conditions of the Agreement and each other Program Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Program Document.

SECTION 5.     Binding Effect; Governing Law. THIS AMENDMENT SHALL BE BINDING AND INURE TO THE BENEFIT OF THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS AND PERMITTED ASSIGNS. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW WHICH SHALL GOVERN).

SECTION 6.     Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 7.     Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

Caliber- Barclays - Amendment No. 3 to Master Repurchase Agreement - Page 3

IN WITNESS WHEREOF, Seller, Barclays and Sutton have caused this Amendment to be executed and delivered by their duly authorized officers as of the date set forth above.

CALIBER HOME LOANS, INC., (Seller)

By:	/s/ William Dellal
Name:	William Dellal
Title:	Interim Chief Financial Officer

BARCLAYS BANK PLC, (Purchaser and Agent)

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

SUTTON FUNDING LLC (Purchaser)

By:	/s/ Ellen Kiernan
Name:	Ellen Kiernan
Title:	Vice President

Caliber - Barclays - Amendment No. 3 to Master Repurchase Agreement - Signature Page